UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 2, 2021

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

Delaware	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	15635 Alton Parkway, Suite 250
Irvine, CA 92618
Registrant's Telephone Number, Including Area Code:	(949) 600-5600
Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2021, the Board of Directors (the “Board”) of CalAmp Corp. (the “Company”) appointed Henry Maier to the Board effective June 1, 2021, increasing the number of directors of the Board to ten. Mr. Maier was not appointed pursuant to any arrangement or understanding between him and any other persons.

The Board has not yet determined which committee on which Mr. Maier will serve and will file an amendment to this current report on Form 8-K once his committee membership has been determined.

Pursuant to an offer letter (the “Offer Letter”) entered into between Mr. Maier and the Company, Mr. Maier will receive an annual cash retainer of $60,000 for his service on the Board. The annual retainer will be paid by the Company in four equal quarterly installments. In addition, pursuant to the Offer Letter, Mr. Maier will receive a restricted stock award with a value of $128,000 in connection with his appointment to the Board. The initial restricted stock award will vest in full on the three-year anniversary of the grant date, subject to continued service.  Mr. Maier will also receive an annual restricted stock award for his service on the Board with a value of $128,000, prorated to reflect his partial year of service, which will vest in full on the one-year anniversary of the grant date, subject to continued service.

Pursuant to the Offer Letter, Mr. Maier and the Company will enter into the Company’s standard indemnification agreement, the form of which was originally filed with the Securities and Exchange Commission as Exhibit 10.4 to the Company’s Annual Report on Form 10-K on May 10, 2018.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, which is attached hereto as Exhibit 10.1 an incorporated herein by reference.

A copy of the press release announcing Mr. Maier’s appointment to the Board is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

    (d)  Exhibits

10.1	Offer Letter, dated April 2, 2021, by and between CalAmp Corp. and Henry Maier.
99.1	Press release of the Registrant dated April 2, 2021 announcing the appointment of a new Board Director effective June 1, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

April 7, 2021	By: /s/ Kurtis Binder
Date	Kurtis Binder
Executive Vice President and CFO
(Principal Financial Officer)